EXHIBIT 4.8


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                                TEREX CORPORATION

                                  $100,000,000

                    8-7/8% Senior Subordinated Notes due 2008

                        ---------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                            Dated as of April 1, 1999

                        --------------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                     Trustee



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                          FIRST SUPPLEMENTAL INDENTURE


                  FIRST SUPPLEMENTAL INDENTURE, dated as of April 1, 1999, between TEREX CORPORATION, a Delaware corporation (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (the "Trustee").

                  WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc. and The American Crane Corporation, as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of March 9, 1999 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 8-7/8% Senior Subordinated Notes due 2008 (the "Notes");

                  WHEREAS, the Company has acquired all of the outstanding capital stock of Amida Industries, Inc. (Amida");

                  WHEREAS, pursuant to the terms of the Indenture, Amida has become a Restricted Subsidiary organized under the laws of the United States and, as such, the Company is required to cause Amida to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

                  WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add Amida as a Subsidiary Guarantor under the Indenture.

                  NOW, THEREFORE, the Company, the Subsidiary Guarantors, Amida and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

         Section 1.01. Amida shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Amida agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2

                                  MISCELLANEOUS

         Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

         Section 2.02. All terms used in this First Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this First Supplemental Indenture otherwise requires.


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         Section 2.03. This First Supplemental  Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

         Section 2.04. This First Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

         Section 2.05. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

         Section 2.06. The recitals contained in this First Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this  First
Supplemental Indenture to be duly executed as of the date first above written.

                                         TEREX CORPORATION



                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title: Vice President-Corporate Finance
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary



                                         UNITED STATES TRUST COMPANY
                                           OF NEW YORK, as Trustee


                                         By_________________________
                                         Name:
ATTEST:                                  Title:

---------------------

                (Signature Page to First Supplemental Indenture)


                                         SUBSIDIARY GUARANTORS:

                                         KOEHRING CRANES, INC.



                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                         PPM CRANES, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
----------------------
Eric I Cohen, Secretary


                                         TEREX-TELELECT INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President- Finance
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                         TEREX AERIALS INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President- Finance
/s/ Eric I Cohen
---------------------------
Eric I Cohen, Secretary

                (Signature Page to First Supplemental Indenture)


                                         THE AMERICAN CRANE CORPORATION


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:    Vice President-Finance
/s/ Eric I Cohen
----------------------
Eric I Cohen, Secretary


                                         TEREX-RO CORPORATION


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary



                                         TEREX CRANES, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President and Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary



                                         PAYHAULER CORP.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary

                (Signature Page to First Supplemental Indenture)


                                         AMIDA INDUSTRIES, INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary






                                         PROGRESSIVE COMPONENTS INC.


                                         By: /s/ Joseph F. Apuzzo
                                             --------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:     Vice President-Finance
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary


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